UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2022

Social Capital Suvretta Holdings Corp. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40560	98-1586514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2850 W. Horizon Ridge Parkway, Suite 200 Henderson, NV		89052
(Address of principal executive offices)		(Zip Code)

(650) 521-9007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	DNAC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 18, 2022, Social Capital Suvretta Holdings Corp. III (“SCS”) entered into a Business Combination Agreement (the “Business Combination Agreement”), by and between SCS and ProKidney LP, an Irish limited partnership (“ProKidney”).

Following the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), the combined company will be organized in an umbrella partnership-C corporation (a so called “Up-C”) structure, and SCS’s direct assets will consist of common units of ProKidney (“ProKidney Common Units”) and equity interests of a private limited company organized under the laws of Ireland (the “New GP”), which will become the general partner of ProKidney upon the Closing, and substantially all of the operating assets and business of SCS will be held indirectly through ProKidney.

Pursuant to the Business Combination Agreement, among other things:

(i)

ProKidney will issue to SCS a number of ProKidney Common Units equal to the number of fully diluted outstanding SCS ordinary shares as of immediately prior to the Closing (but after giving effect to all redemptions of SCS Class A ordinary shares, par value $0.0001 per share (“SCS Class A Common Stock”) and the PIPE Investment (as defined below)), in exchange for (A) SCS Class B ordinary shares, par value $0.0001 per share (“SCS Class B Common Stock”), which shares will have no economic rights but will entitle the holders thereof to vote on all matters on which shareholders of SCS are entitled to vote generally, (B) an amount in cash equal to the aggregate proceeds obtained by SCS in the PIPE Investment and (C) an amount in cash equal to the aggregate proceeds available for release to SCS from SCS’s trust account (the “Trust Account”) (after giving effect to all redemptions of shares of SCS Class A Common Stock and after payment of any deferred underwriting commissions being held in the Trust Account and payment of certain transaction expenses);

(ii)	New GP will be admitted as the general partner of ProKidney;

(iii)

existing ProKidney unitholders will continue to hold the ProKidney Common Units held as of immediately prior to the Closing and ProKidney will also distribute to such unitholders the shares of SCS Class B Common Stock received pursuant to clause (i)(A) above; and

(iv)

existing unitholders of ProKidney will receive an aggregate of 17,500,000 restricted common units of ProKidney and 17,500,000 restricted stock rights in respect of shares of SCS Class B Common Stock (collectively, the “Earnout Rights”), which Earnout Rights will vest in three equal tranches (and settle into ProKidney Common Units and shares of SCS Class B Common Stock, respectively) upon the trading price of a share of SCS Class A Common Stock, reaching $15.00/share, $20.00/share and $25.00/share, respectively, on the terms set forth in the Business Combination Agreement.

The Closing is subject to the satisfaction or waiver of certain closing conditions contained in the Business Combination Agreement, including the approval of SCS’s shareholders.

Following the Closing, each ProKidney Common Unit, together with one share of SCS Class B Common Stock, will generally be exchangeable for one share of SCS Class A Common Stock, subject to certain procedures and restrictions.

On January 18, 2022, concurrently with the execution of the Business Combination Agreement, SCS entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”), pursuant to which the PIPE Investors have subscribed for an aggregate of 57,500,000 shares of SCS Class A Common Stock for an aggregate purchase price of $575,000,000 (the “PIPE Investment”), of which (i) approximately $155 million is committed by certain existing directors, officers and equityholders of SCS, SCS Sponsor III LLC, a Cayman Islands limited liability company and the sponsor of SCS (the “Sponsor”), and/or their respective affiliates, and (ii) at least $50 million (which may, at the election of such investors, be increased to up to $100 million) is committed by certain existing directors, officers and equityholders of ProKidney and/or its affiliates (collectively, the “ProKidney Related PIPE Investors”). The PIPE Investment will be consummated prior to or substantially concurrently with the Closing. The ProKidney Related PIPE Investors may, pursuant to the applicable Subscription Agreements, purchase ProKidney Common Units (together with a corresponding number of shares of SCS Class B Common Stock, if applicable) in lieu of shares of SCS Class A Common Stock, at the same purchase price.

On January 18, 2022, SCS also entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), by and among SCS, the Sponsor, certain directors and officers of SCS and ProKidney, pursuant to which the Sponsor and each director and officer of SCS agreed to, among other things, vote in favor of the Business Combination Agreement and the transactions contemplated thereby and not redeem their SCS ordinary shares in connection therewith, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement.

On January 18, 2022, SCS also entered into a Company Unitholder Support Agreement (the “ProKidney Unitholder Support Agreement”), by and among SCS, ProKidney and each of the existing ProKidney unitholders, pursuant to which the ProKidney unitholders agreed to vote or provide consent with respect to the outstanding units of ProKidney held by such ProKidney unitholders adopting the Business Combination Agreement and transactions contemplated thereby.

A copy of the Business Combination Agreement, the form of Subscription Agreement for institutional investors, the form of Subscription Agreement for individual investors, the Sponsor Support Agreement and the ProKidney Unitholder Support Agreement will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, and the foregoing descriptions of each of the Business Combination Agreement, Subscription Agreements, Sponsor Support Agreement and ProKidney Unitholder Support Agreement are qualified in their entirety by reference thereto.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investment and the Business Combination Agreement is incorporated by reference in this Item 3.02. The shares of SCS Class A Common Stock and SCS Class B Common Stock to be issued in connection with the PIPE Investment and the Business Combination Agreement, as applicable, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On January 18, 2022, SCS and ProKidney issued a joint press release (the “Press Release”) announcing the execution of the Business Combination Agreement and the PIPE Investment. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated herein by reference is the investor presentation dated January 18, 2022, for use by SCS in meetings with certain of its shareholders as well as other persons with respect to the transactions described in this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of SCS under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Additional Information and Where to Find It

In connection with the proposed transaction, SCS intends to file a preliminary proxy statement and a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). SHAREHOLDERS OF SCS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. HOWEVER, THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE PROPOSED TRANSACTION. When available, the definitive proxy statement will be mailed to the shareholders of SCS as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at http://www.sec.gov.

The documents filed by SCS with the SEC also may be obtained free of charge at SCS’s website at https://socialcapitalsuvrettaholdings.com/dnac or upon written request to 2850 W. Horizon Ridge Parkway, Suite 200, Henderson, NV 89052.

Participants in Solicitation

SCS and ProKidney and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SCS’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction between ProKidney and SCS will be contained in the proxy statement when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between ProKidney and SCS. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of SCS’s securities, (ii) the risk that the proposed transaction may not be completed by SCS’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SCS, (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Business Combination Agreement by the shareholders of SCS and the satisfaction of the minimum cash condition, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE Investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vii) the effect of the announcement or pendency of the transaction on ProKidney’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of ProKidney and potential difficulties in ProKidney employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against ProKidney or against SCS related to the Business Combination Agreement or the proposed transaction, (x) the ability to maintain the listing of SCS’s securities on a national securities exchange, (xi) the price of SCS’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which SCS plans to operate or ProKidney operates, variations in operating performance across competitors, changes in laws and regulations affecting SCS’s or ProKidney’s business, and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities and (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SCS’s registration on Form S-1 (File No. 333-256725), SCS’s quarterly report on Form 10-Q for the quarter ended September 30, 2021 filed with the SEC on November 15, 2021, the final proxy statement of SCS, when available, including those under “Risk Factors” therein and other documents filed by SCS from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ProKidney and SCS assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither ProKidney nor SCS gives any assurance that either ProKidney or SCS, or the combined company, will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release, dated as of January 18, 2022

99.2	Investor Presentation, dated as of January 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Capital Suvretta Holdings Corp. III

Date: January 18, 2022	By:	/s/ Chamath Palihapitiya
	Name:	Chamath Palihapitiya
	Title:	Chief Executive Officer

Exhibit 99.1

Revolutionary Chronic Kidney Disease Therapeutics Company ProKidney to Become Publicly Traded via Business Combination with Social Capital Suvretta Holdings Corp. III

•	ProKidney offers a first-of-its-kind, patented disease-modifying autologous cell therapy for treatment of chronic kidney disease (“CKD”)

•

Lead product candidate, REACT®, has potential to slow, stabilize, and even reverse decline in kidney function, delaying the onset of dialysis and potentially delivering significant cost savings to healthcare systems globally

•

REACT® has received Regenerative Medicine Advanced Therapy (“RMAT”) designation, as well as U.S. FDA and European Medicines Agency guidance, for its Phase 3 clinical program; Phase 3 trial launched in the United States on schedule in January 2022

•

Transaction values the combined company at an equity value of $2.64 billion post-money and is expected to provide up to $825 million in gross cash proceeds, including a fully committed PIPE of $575 million, and up to $250 million of cash held in the trust account of Social Capital Suvretta Holdings Corp. III

•

PIPE is led by a $125 million investment from Social Capital, with an additional $50 million from ProKidney’s existing investors, approximately $30 million from Suvretta Capital’s Averill strategy and remaining $370 million from institutional investors and family offices

•	Proceeds will fund REACT®’s Phase 3 development program, accelerate manufacturing buildout, and ultimately prepare for its global commercial launch

Winston-Salem, NC & Palo Alto, CA – January 18, 2022 – ProKidney LP (“ProKidney”), a leading clinical-stage cellular therapeutics company focused on chronic kidney disease (“CKD”), has entered into a definitive agreement to become a publicly traded company via a business combination with Social Capital Suvretta Holdings Corp. III (“SCS”) (Nasdaq: DNAC), a special purpose acquisition company. Upon closing, the transaction will accelerate ProKidney’s mission to change the lives of tens of millions of CKD patients through a first-of-its-kind disease-modifying autologous cellular therapy.

Chronic Kidney Disease: One of the Most Prevalent and Expensive Medical Conditions

CKD leading to kidney failure is one of the most prevalent and expensive medical conditions to treat. Today, more than one in seven U.S. adults – or approximately 15% of U.S. adults – suffer from some form of CKD. If left untreated, many CKD patients progress to end-stage renal disease (“ESRD”) or kidney failure and require dialysis or kidney transplant.

With no known disease-modifying therapies targeting CKD leading to kidney failure, current treatment options are limited to drugs, such as ACEs/ARBs, SGLT2’s, DPP-IV’s, or GLP-1’s, that incrementally slow the loss of kidney function and onset of ESRD and dialysis. These treatments can cause a great economic and emotional burden on patients and their families because they require adjusting many aspects of everyday living.

In 2018, annual Medicare spend on CKD and ESRD was approximately $130 billion. Combined with spend from private health payers, total annual costs to treat CKD and ESRD reached up to $500 billion in the United States alone. This huge economic burden is compounded by a surging number of CKD patients around the world, with prevalence in the United States and the European Union projected to grow by 22% between 2020 and 2040 – expanding to more than 90 million people – underscoring the dire need for a more effective treatment option that can also address the economic burdens associated with treating this disease.

ProKidney Offers a Transformative Therapy to the CKD Challenge

ProKidney’s lead product candidate, REACT® (Renal Autologous Cell Therapy), has the potential to not only slow the progression of CKD, but in some cases drive meaningful improvement in kidney function – a groundbreaking first in CKD therapies.

A cell therapy product produced from a patient’s own kidney cells, REACT® comprises a proprietary mixture of progenitor cells that have been grown and purified, so they can be placed back into the patient’s kidney. This minimally invasive procedure, starting with a standard biopsy, provides the cells that harness the body’s intrinsic ability to repair and restore damaged kidney tissue. The reinjection procedure has been shown to be safer than contemporary biopsy and renal failure treatment options, such as dialysis and organ transplant.

REACT® is the outcome of almost 20 years of development by ProKidney and its predecessors, including working on the basic science and mechanism of action, the proprietary cell admix and manufacturing process, the minimally invasive outpatient injection procedure and, most recently, running Phase 1 and Phase 2 clinical trials. ProKidney’s patented REACT® therapy is part of its broad-based intellectual property (“IP”) strategy. The company has filed more than 200 patents worldwide for its product, cell admix, and manufacturing process.

Strong Initial Clinical Results and Path to Commercialization for REACT®:

•	Promising interim data from Phase 2 clinical trial in diabetic patients with CKD stages 3a, 3b, and 4 (moderate-to-severe kidney disease):

•	Majority of patients achieved disease stabilization or improved kidney function.

•	Improvement in kidney function significantly reduces risk of ESRD or need for kidney transplant.

•	Phase 3 clinical trial launch:

•

As a result of its performance in Phase 1 and 2 trials, ProKidney’s REACT® has received Regenerative Medicine Advanced Therapy (“RMAT”) designation, allowing for ongoing and regular interaction with regulators during the Phase 3 program.

•	The Phase 3 program, initiated in January 2022, may enroll up to 1,500 participants with primary analysis projected to occur in 2025.

•	Opportunity to make a difference for millions of patients globally while potentially delivering significant cost savings for the healthcare system:

•	>75 million CKD patients in the United States and the European Union.

•	CKD patient population in the United States and the European Union is projected to grow by 22% between 2020 and 2040, in part due to the escalating prevalence of diabetes, obesity, and heart disease.

•

Initial REACT® target market: 4-5 million diabetic patients with CKD stages 3a, 3b, and 4 at very high risk of renal failure with severe albuminuria and eGFR’s between 20-50 ml/min/1.73m2 in the United States.

•

With the potential to delay or prevent ESRD, REACT® has the potential to drive significant cost savings over the long term. Today, ESRD patients remain on dialysis for 5-10 years on average, which costs an average of $93,000 per patient per year, with Medicare (and up to 4x more for private insurers).[1]

[1]

United States Renal Data System—USRDS 2020 Annual Report (https://adr.usrds.org/2020/about-the-new-adr), National Kidney Foundation (https://www.kidney.org/atoz/content/dialysisinfo#how-long-can-you-live-dialysis)

•	By improving patients’ quality of life, the treatment may also reduce the use of medication.

•

Over time, and subject to receipt of regulatory approvals, ProKidney intends to expand to the European Union and additional markets, including China, Japan, Korea, the Middle East, Latin America, Australia, and New Zealand, as well as into additional indications, including congenital anomalies of the kidney, polycystic kidney disease, and other genetically based kidney diseases.

•	Robust manufacturing capabilities and clear go-to-market strategy:

•	ProKidney has a comprehensive manufacturing plan to achieve its supply goals, with commercial launch of REACT® targeted for late 2025 to mid-2026.

•	While conducting the Phase 3 development program, ProKidney will build a launch facility program with manufacturing capabilities initially targeting supply for 20,000 patients per year.

•	Post launch, ProKidney plans to build additional manufacturing facilities with the ability to serve an additional 40,000 to 45,000 patients per year.

ProKidney’s management team, led by Founder and CEO Tim Bertram, brings over 200 years of combined experience in the discovery, development, manufacturing, and commercialization of biotechnology, pharmaceutical, and device products. ProKidney also has an experienced board led by chairman Pablo Legorreta, founder and CEO of Royalty Pharma (Nasdaq: RPRX), the world’s largest publicly listed acquirer of pharmaceutical royalty streams, bringing broad financial and scientific expertise with his successful track record in biopharma development and investing. The ProKidney board of directors also includes Dr. Brian Pereira, president and CEO of Visterra, Inc., former president and board member of the National Kidney Foundation and former editor of the widely read textbook “Chronic Kidney Disease, Dialysis, and Transplantation.”

Management Comments

Tim Bertram, Founder and CEO of ProKidney, said: “Affecting more than 75 million patients in the United States and the European Union alone, CKD is one of the most challenging and burdensome chronic conditions to treat. For the first time, we have a multimodal approach to not only slow the onset of CKD, but in some cases reverse the loss of the kidney’s function. Through our advancements in cellular therapies, ProKidney can help usher in a new era of better health for millions of CKD patients living with the fear of kidney failure and a life on dialysis. With the support of the Social Capital Suvretta team, we are excited to enter this critical next stage of our journey, bringing the promise and potential of our revolutionary REACT® therapy to market and improving the wellbeing of people around the world.”

Pablo Legorreta, Founder and CEO of Royalty Pharma and Chairman of the ProKidney board, said: “I have been inspired both by the science behind ProKidney’s novel approach to treating CKD and the keen focus of the ProKidney team on curing this intractable disease. This transaction is a validation of ProKidney’s momentum and, most importantly, will support ProKidney’s efforts to complete Phase 3 and eventually deploy the pioneering REACT® therapy, bringing hope to the treatment of a medical condition like CKD that is so pervasive and takes such a toll on people’s lives.”

Dr. Brian J. G. Pereira, a member of the ProKidney board, added: “ProKidney’s innovations in autologous cell therapy represent a transformational advance both for patients suffering from chronic kidney disease and the field of nephrology. The deep experience of the ProKidney leadership team has the company well positioned to continue advancing the clinical development of REACT®, which recently began a Phase 3 study. With my fellow board members, I am excited to work closely with Tim Bertram and his talented colleagues to help guide the company towards success.”

Chamath Palihapitiya, Founder and CEO of Social Capital and Chairman and CEO of SCS, said: “For decades, healthcare providers have been limited to addressing the symptoms of CKD – largely through burdensome regimens like dialysis – with no cure for the underlying disease. As a result, most CKD patients are left to endure an incredibly difficult quality of life, and the healthcare system shoulders hundreds of billions of dollars in costs.”

Palihapitiya continued, “ProKidney has the opportunity to change the way we approach and treat CKD, with promising early results from clinical trials of REACT® demonstrating an ability to regenerate kidney function. This is a potential game-changer for one of the most prevalent and expensive diseases, and we look forward to working closely with the ProKidney team to execute the Phase 3 clinical trial and bring this revolutionary treatment to market.”

Transaction Overview and Use of Proceeds

The transaction is expected to deliver up to $825 million in gross cash proceeds, including the contribution of up to $250 million of cash held in SCS’s trust account, assuming no redemptions by SCS public shareholders, and a fully committed PIPE of $575 million at $10 per share. These proceeds will be primarily used to fund REACT®’s Phase 3 development program, accelerate ProKidney’s manufacturing buildout, and ultimately prepare for the global commercial launch of REACT®.

The PIPE is led by a $125 million contribution from Social Capital, with an additional $50 million from ProKidney’s existing investors, approximately $30 million from Suvretta Capital’s Averill strategy with the remaining $370 million coming from institutional investors and family offices. Existing ProKidney equity holders will roll 100% of their equity into the combined company and will be eligible to receive up to 17.5 million additional SCS shares pursuant to an earnout based on ProKidney’s future stock performance. Existing ProKidney shareholders and management have also committed to lock up 50% of their equity interests until the earlier of five years or regulatory market authorization, including full or conditional authorization, to market its lead product candidate, REACT®, subject to certain customary exceptions.

Upon closing of the transaction, the combined company will trade on the Nasdaq under the symbol “PROK.”

The transaction, which has been approved by the boards of directors of both SCS and ProKidney and ProKidney’s equity holders, is expected to close in the third quarter of 2022 and is subject to approval by SCS’s shareholders and other customary closing conditions.

Advisors

Citigroup acted as sole financial advisor and capital markets advisor to ProKidney. Citigroup, Morgan Stanley, Evercore, Jefferies, and UBS acted as placement agents for a portion of the PIPE. BofA Securities acted as capital markets advisor to SCS. Wachtell, Lipton, Rosen & Katz acted as legal advisor to SCS. Davis Polk & Wardwell LLP and Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C acted as legal advisors to ProKidney. Winston & Strawn LLP is serving as legal advisor to the PIPE placement agents.

Investor Conference Call

Management of ProKidney and SCS will host an investor conference call on January 18, 2022 at 8:30 AM ET to discuss the proposed transaction and review an investor presentation. For those investors who wish to participate, the conference call can be accessed by visiting https://event.on24.com/wcc/r/3602752/C2E94A9D14259A264041F77877894F94.

About ProKidney

ProKidney, a pioneer in the treatment of chronic kidney disease (CKD) through innovations in cellular therapy, was founded in 2015 after a decade of research. ProKidney’s lead product candidate, REACT® (Renal Autologous Cell Therapy), is a first-of-its-kind, patented disease-modifying autologous cellular therapy with the potential to not only slow and stabilize the progression of CKD, but in some cases drive meaningful improvement in kidney function. REACT® has received Regenerative Medicine Advanced Therapy (RMAT) designation, as well as FDA and EMA guidance, supporting an immediate start to its Phase 3 clinical program, which launched on schedule in January 2022. For more information, visit www.prokidney.com.

About Social Capital

At Social Capital, we make big bets on transformational ideas, technology, and people. We strategically invest in smart, profit-minded opportunities and forward-thinking social investments that have the potential to shape a better future. We do this from a balance sheet of permanent capital to support entrepreneurship at all stages. This allows us more flexibility to double down on our convictions, without the limitations of traditional fund structures, and gives founders the runway and resources necessary to succeed. We believe in the outsized potential of for-profit businesses to drive impact in the world. We aim to set a new standard for what capitalism can be. To learn more about Social Capital, visit https://www.socialcapital.com/.

About Social Capital Suvretta Holdings Corp. III

Social Capital Suvretta Holdings Corp. III is led by Chamath Palihapitiya and Kishen Mehta and is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The company is focused on businesses operating in the biotechnology industry and within the organ space subsector. To learn more about Social Capital Suvretta Holdings, visit https://www.socialcapitalsuvrettaholdings.com/.

Additional Information and Where to Find It

In connection with the proposed transaction, Social Capital Suvretta Holdings Corp. III (“SCS”) intends to file a preliminary proxy statement and a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). SHAREHOLDERS OF SCS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. HOWEVER, THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE PROPOSED TRANSACTION. When available, the definitive proxy statement will be mailed to the shareholders of SCS as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at http://www.sec.gov.

The documents filed by SCS with the SEC also may be obtained free of charge at SCS’s website at https://www.socialcapitalsuvrettaholdings.com/dnac or upon written request to 2850 W. Horizon Ridge Parkway, Suite 200, Henderson, NV 89052.

Participants in the Solicitation

SCS and ProKidney, LP (“ProKidney”) and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SCS’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction between ProKidney and SCS will be contained in the proxy statement when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended or an exemption therefrom.

Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between ProKidney and SCS. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of SCS’s securities, (ii) the risk that the proposed transaction may not be completed by SCS’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SCS, (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the definitive agreement related to the business combination between SCS and ProKidney (the “Business Combination Agreement”) by the shareholders of SCS and the satisfaction of the minimum cash condition, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the private placement entered into in connection with the transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vii) the effect of the announcement or pendency of the transaction on ProKidney’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of ProKidney and potential difficulties in ProKidney employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against ProKidney or against SCS related to the Business Combination Agreement or the proposed transaction, (x) the ability to maintain the listing of SCS’s securities on a national securities exchange, (xi) the price of SCS’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which SCS plans to operate or ProKidney operates, variations in operating performance across competitors, changes in laws and regulations affecting SCS’s or ProKidney’s business, and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities and (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SCS’s registration on Form S-1 (File No. 333-256725), SCS’s quarterly report on Form 10-Q for the quarter ended September 30, 2021 filed with the SEC on November 15, 2021, the final proxy statement of SCS, when available, including those under “Risk Factors” therein and other documents filed by SCS from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ProKidney and SCS assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither ProKidney nor SCS gives any assurance that either ProKidney or SCS, or the combined company, will achieve its expectations.

Contact Information

ProKidney:

Investors

Lee Roth

lroth@burnsmc.com

Social Capital Suvretta:

Media

Reze Wong

reze@socialcapital.com

Kerry Golds / Kala Krishnan

kerry.golds@fgh.com / kala.krishnan@fgh.com

scs-us@fgh.com

Renal Autologous Cell Therapy January 2022 A Potential Step Closer to Preventing Dialysis Exhibit 99.2

General Disclaimer and Confidentiality This confidential investor presentation (this “Presentation”) was prepared by Social Capital Suvretta Holdings Corp. III (the “SPAC” or “DNAC”) and ProKidney, LLC (the “Company” or “ProKidney”). This Presentation is for its intended audience and for informational purposes only, and is not intended for reproduction or any further dissemination beyond its initial intended recipients without the consent of the SPAC and the Company, consistent with the terms of any confidentiality agreement entered into between the recipient of this Presentation and the SPAC and/or the Company, as the case may be. This Presentation has been prepared to assist parties in making their own evaluation with respect to the proposed transactions (the “Business Combination”) contemplated to be entered into by the SPAC, the Company and/or one or more of its affiliates and for no other purpose. It is not intended to form the basis of any investment decision or any other decisions with respect to the Business Combination. The information contained herein does not purport to be all-inclusive and none of the SPAC, the Company or any of their respective affiliates, directors or officers makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Presentation shall also not constitute an offer to sell, the solicitation of an offer to buy or a recommendation to purchase any securities of the SPAC, the Company or any of their respective affiliates in connection with the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Any offer to sell securities will be made only pursuant to a definitive subscription agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), for offers and sales of securities that do not involve a public offering. An investment in the securities of the SPAC or the Company is speculative and involves a high degree of risk. Investors must be prepared to bear the economic risks of any investment in the securities for an indefinite period and be able to withstand a total loss of their investment. Investors should carefully consider their own investigation and due diligence of the SPAC and/or the Company and the terms of any offering. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The SPAC and the Company reserve the right to withdraw or amend for any reason any offering and to reject any subscription agreement for any reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. By accepting this Presentation, you acknowledge that you are (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), and that you will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. Forward Looking Statements Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements include, without limitation, statements regarding the estimated future financial performance, financial position and financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and any related financing, the level of redemption by the SPAC’s public shareholders, the timing of the completion of the Business Combination, anticipated ownership percentages of the combined company’s stockholders following the potential transaction, and the business strategy, plans and objectives of management for future operations, including as they relate to the potential Business Combination. Future results are not possible to predict. Opinions and estimates offered in this Presentation constitute the SPAC’s and the Company’s judgment and are subject to change without notice, as are statements about market trends, which are based on current market conditions. This Presentation may contain forward-looking statements, including without limitation, forward-looking statements that represent opinions, expectations, beliefs, intentions, estimates or strategies regarding the future of the SPAC and the Company and its affiliates, which may not be realized. Forward-looking statements can be identified by the words, including, without limitation, “believe,” “anticipate,” “continue,” “estimate,” “may,” “project,” “expect,” “plan,” “potential,” “target,” “intend,” “seek,” “will,” “would,” “could,” “should,” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events, trends or prospects but the absence of these words does not necessarily mean that a statement is not forward-looking. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the Business Combination, are also forward-looking statements. In addition, any discussion of ProKidney’s Renal Autologous Cell Therapy (“REACT”) herein is investigational and not approved and there can be no assurance that this therapy will be successful in demonstrating safety and/or efficacy, that the Company will not encounter problems or delays in clinical development, or that REACT will ever receive regulatory approval or be successfully commercialized. All forward-looking statements are based on estimates and assumptions that are inherently uncertain and that could cause actual results to differ materially from expected results. Many of these factors are beyond the SPAC’s and the Company’s ability to control or predict. These risks and uncertainties include, but are not limited to: (1) the SPAC’s ability to complete the Business Combination or, if the SPAC does not complete the Business Combination, any other initial business combination; (2) satisfaction or waiver (if applicable) of the conditions to the Business Combination, including with respect to the approval of the shareholders of the SPAC; (3) the ability to maintain the listing of the combined company’s securities on a national stock exchange; (4) the inability to complete the financing of the Business Combination; (5) the risk that the Business Combination disrupts current plans and operations of the SPAC or the Company as a result of the announcement and consummation of the transaction described herein; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the Business Combination; (9) the possibility that the SPAC and the Company may be adversely affected by other economic, business, and/or competitive factors, including the COVID-19 pandemic; (10) the outcome of any legal proceedings that may be instituted against the SPAC, the Company or any of their respective directors or officers following the announcement of the Business Combination; (11) the SPAC’s failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions and purchase price and other adjustments; and (12) other risks and uncertainties indicated from time to time in the final prospectus, dated June 29, 2021, relating to initial public offering and the preliminary proxy statement of the SPAC related to the Business Combination, including those under “Risk Factors” therein, other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by the SPAC. You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this Presentation, and such information may be inaccurate or incomplete. The SPAC and the Company undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Industry and Market Data In this Presentation, the Company or the SPAC may rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither the Company nor the SPAC has independently verified the accuracy or completeness of any such third-party information. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any such third-party information.   Additional Information The SPAC intends to file with the SEC a proxy statement and/or prospectus relating to the proposed Business Combination, which will be mailed to its shareholders once definitive. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. The SPAC's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and/or prospectus and the amendments thereto and the proxy statement / prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, the SPAC and the Business Combination. When available, the proxy statement and/or prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of the SPAC as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement and/or prospectus, the definitive proxy statement and/or prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. Disclaimer 2

Participants in the Solicitation The SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from the SPAC's shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in the SPAC is contained in the SPAC's Registration Statement on Form S-1 as effective on June 29, 2021, and in the SPAC’s Current Report on Form 8-K, dated September 24, 2021 which were filed with the SEC and are available free of charge at the SEC’s web site at www sec gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the SPAC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement and/or prospectus for the proposed Business Combination when available.   Transaction Advisor ProKidney and the SPAC have retained Citigroup as their advisor (together with its affiliates, partners, directors, agents, employees, representatives, and controlling persons, the “Advisor”) on a potential transaction to which this Presentation relates. The Advisor is acting solely as an agent (and, for the avoidance of doubt, not an underwriter, initial purchaser, dealer or any other principal capacity) for ProKidney and the SPAC in connection with a potential transaction. The Advisor has not independently verified any of the information contained herein or any other information that has been or will be provided to you. The Advisor does not make any representation or warranty, express or implied, as to the accuracy or completeness of this Presentation or any other information (whether written or oral) that has been or will be provided to you. Nothing contained herein or in any other oral or written information provided to you is, nor shall be relied upon as, a promise or representation of any kind by the Advisor, whether as to the past or the future. Without limitation of the foregoing, the Advisor expressly disclaims any representation regarding any projections concerning future operating results or any other forward-looking statement contained herein or that otherwise has been or will be provided to you. The Advisor shall not be liable to you or any prospective investor or transaction counterparty or any other person for any information contained herein or that otherwise has been or will be provided to you, or any action heretofore or hereafter taken or omitted to be taken, in connection with this potential transaction. This Presentation is being distributed solely for the consideration of sophisticated prospective purchasers and/or transaction counterparties with sufficient knowledge and experience in investment, financial and business matters and the capability to conduct their own due diligence investigation and evaluation in connection with a potential transaction. This Presentation does not purport to summarize all of the conditions, risks and other attributes of an investment in or transaction with ProKidney or the SPAC. Information contained herein will be superseded by, and is qualified in its entirety by reference to, any other information that is made available to you in connection with your investigation of ProKidney or the SPAC. ProKidney, the SPAC and the Advisor are free to conduct the process for any transaction as they in their sole discretion determine (including, without limitation, negotiating with any prospective investors and counterparties and entering into an agreement with respect to any transaction without prior notice to you or any other person), and any procedures relating to such transaction may be changed at any time without notice to you or any other person. No sales will be made, no commitments to invest in ProKidney or the SPAC will be accepted, and no money is being solicited or will be accepted at this time. Any indication of interest from prospective purchasers or counterparties in response to this Presentation involves no obligation or commitment of any kind. This Presentation should not be distributed to any person other than the addressee to whom it was initially distributed. Trademarks DNAC and ProKidney own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with DNAC and ProKidney, or an endorsement or sponsorship by or of DNAC and ProKidney. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that DNAC and ProKidney will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Disclaimer 3

Chronic Kidney Disease Market Is BIG 4

Chronic Kidney Disease is Highly Prevalent in the U.S. and E.U. 40, 112, 153 93, 213, 191 228,60, 102 165,165,165 69, 195, 255 68, 84, 106 Source: National Health and Nutritional Examination Survey 1.Total addressable market data for the year ended 2020 and any subsequent years are based on certain estimates of management. This information may prove to be inaccurate because of the method by which the underlying data for the estimates was obtained or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties 1 1 1 Projected ~50% Increase from 2010-2040 in CKD Prevalence CKD Population (millions) U.S. and E.U Prevalence of CKD 5

Large Amount Of Money Is Spent Treating CKD Globally 6

ProKidney

CKD IS AN ENORMOUS BURDEN ON THE HEALTHCARE SYSTEM

CKD/Dialysis is One of the Largest Healthcare Expenditure Categories in the U.S. and ROW

~$80 Billion

Medicare spend on Chronic Kidney Disease

~$50 Billion

Medicare spend on End Stage Renal Disease

~$93,000

Medicare annual cost per patient for dialysis

Private insurance may pay up to 4x Medicare costs

The Rates of CKD & ESRD and Associated Expenditures are Expected to Continue to Rise[1]



U.S. Adult Population with CKD - by KDIGO Stage of Disease (Renal Function)
% of U.S. Adult Population with CKD
13.4%
15.0%
15.2%
15.4%
50
45
40
35
30
25
20
15
10
5
-
31.5
1.2
3.9
9.7
7.3
9.2
38.5
1.0
4.8
11.8
8.5
12.2
42.6
1.1
5.3
13.0
9.4
13.5
47.1
1.2
5.9
14.4
10.4
14.9
2010
2020
2030
2040
Stage 1
Stage 2
Stage 3a
Stage 3b
Stage 4
Stage 5

Source: Medicare spend and per patient dialysis cost as of 2018. United States Renal Data System - USRDS 2020 Annual Report (https://adr.usrds.org/2020/about-the-new-adr). KDIGO refers to Kidney Disease Improving Global Outcomes

1. Total addressable market data for the year ended 2020 and any subsequent years are based on certain estimates of management. This information may prove to be inaccurate because of the method by which the underlying data for the estimates was obtained or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties

7

Current Standard of Care Merely Slows Down The Expected Eventual Loss of Kidney Function While Patients Continue to Lose Kidney Function on Existing Therapies, Those Therapies Still Exhibit Multi-Billion $ Sales Currently, CKD Has No Known Cure 8

Source:EvaluatePharma. The New England Journal of Medicine Note:2026 sales estimates for therapies reflect all indications and are not limited to CKD WW Sales ~$740mm (2026) WW Sales ~$3.7bn (2026) WW Sales ~$5.1bn (2026) Empagliflozin: +1 ml/min/1.73 m2 Improvement +2.2 ml/min/1.73 m2 +1.1 ml/min/1.73 m2 7.7 6.6 Canagliflozin: +2.2 ml/min/1.73 m2 Improvement Dapagliflozin: +1.1 ml/min/1.73 m2 Improvement Estimated Global Market Sales of Canagliflozin, Dapagliflozin and Empagliflozin are ~$9.5bn in 2026 Treatment Effect at 24 Months +1 ml/min/1.73 m2 While This is a Step Forward, Patients Still Lose Kidney Function ALTHOUGH MOST RECENTLY APPROVED CKD DRUG CLASS INCREMENTALLY SLOWS EGFR LOSS, CKD HAS NO KNOWN CURE. CURRENT STANDARD OF CARE SLOWS DOWN THE EXPECTED EVENTUAL LOSS OF KIDNEY FUNCTION 9

The Ability To Modify Diseases Can Result In Big Payoffs 10

$1,125,000 These are “game changing” (disease modifying medicines) for the affected patients These medicines can command high prices for their medical impact – total cost per patient of $200k to >$1mm (median ~$360k) Recently Launched Novel Targeted Therapies Can Command High Prices for Disease Modification Price / Patient ($) 1 Source: Evaluate Pharma, company press releases and Wall Street Research for U.S. and WW sales (2020 to 2030); Price per patient from company press releases, trade journals, online pharmacies, etc. 1. Price for initial 2 years. Drug is a multi year therapy Median: ~$360k 11

Early Clinical Data Shows REACT is Not Just Stopping The Progression of CKD, But Also Driving Meaningful IMPROVEMENT in Kidney Function – A First of Its Kind 12

REACT ® Stabilizes Kidney Function Baseline eGFR (Cystatin-C): 38.4 active vs 37.3 for deferred patients + 1.1 points higher Baseline eGFR (Creatinine): 34.5 active vs 32.2 for deferred patients + 2.3 points higher REACT ® Renal function  improved by + 4.1 ml/min/1.73m2/yr  An absolute improvement over 18 months of + 5.7 ml/min/1.73m2 Standard of Care Progressive decline in renal function of ‒4.0 ml/min/1.73m2/yr A characteristic of SOC for CKD 3a, 3b, and 4 Note: To date 31 of 42 patients randomized to Deferred Cohort have reached 12 months of follow-up while maintained on best Standard of Care (SOC). The other 11 patients were enrolled in H2’20 and expected to reach 12 months of follow-up later in 2021 Reached Comparing Effect of REACT vs Standard of Care: eGFR for Active Patients (N = 39) from 1st Injection to 12-Months Follow-up after 2nd Injection vs eGFR for SOC (Deferred Patients, N= 31) Before Crossed Over to REACT PRELIMINARY RESULTS FROM A MULTI-CENTER RANDOMIZED (1 X 1) PHASE II TRIAL IN DIABETICS WITH CKD STAGES 3A, 3B & 4 13

REACT® Renal function improved    + 2.7 ml/min/1.73m2 eGFR slope now + 1.7 ml/min/1.73m2 /yr Effect of REACT on All Injected Patients: eGFR for All Injected Patients (N = 59), Active Cohort (N = 39) and Deferred Cohort Patients that Have Been Crossed Over After 12 Months to Receive REACT Injection (N = 20) PRELIMINARY RESULTS FROM A MULTI-CENTER RANDOMIZED (1 X 1) PHASE II TRIAL IN DIABETICS WITH CKD STAGES 3A, 3B & 4 14

ProKidney

REACT®'s ADDRESSABLE PATIENT POPULATION

ProKidney is Initially Targeting a 4-5 Million Patient Segment with Multiple Potential Label Expansion Indications. EU and ROW Populations Represent >2x the US Market Opportunity

2020 US Patients (mm)[1]


15% of US Adult Population
38.5
17.6
13.4
US Prevalence of CKD
Total CKD
CKD Stage 3&4
CKD Stage 3&4 Caused by Diabetes or Hypertension
8.3 million
CKD stage 3&4 caused by *diabetes*
5.1 million
CKD stage 3&4 caused by *hypertension*
Potential Expansion
4.4 million[2]
REACT eligible patients

1. Total addressable market data for the year ended 2020 is based on certain estimates of management. This information may prove to be inaccurate because of the method by which the underlying data for the estimates was obtained or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties
2. 4.4 million reflects an estimate of CKD Stage 3 & 4 patients with diabetes as primary cause of CKD & 20-50 eGFR

15

MEANINGFUL POTENTIAL PAYOFF FOR REACT FOR EVERY 1% (44,000 PATIENTS) MARKET PENETRATION

Sizing the US Market Opportunity Alone

Prevalence

4.4 MM[1]

Existing diabetic population in stage 3a, 3b and 4 CKD with 20 – 50 of eGFR

X

Illustrative REACT Market Penetration

1%

(44,000 patients)

Assumed in the US alone

X

Illustrative REACT Price per Treatment

~$360,000 / patient[2]

Based on median of recently launched novel targeted therapies

Illustrative Unadjusted Sales

~$16BN

Per 1% US market penetration of REACT

1. Total addressable market data for the year ended 2020 is based on certain estimates of management. This information may prove to be inaccurate because of the method by which the underlying data for the estimates was obtained or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties
2. Median total cost per patient on Trikafta/Orkambi, Tepezza, Soliris/Ultomiris, Evryski, Spinraza and Vutrisiran

16

A Disease Modifying Drug in CKD Would Stabilize or Improve Kidney Function and Delay or Prevent ESRD SIGNIFICANT COST SAVINGS POTENTIAL ESRD Patients Remain on Dialysis for 5-10 Years on Average Source: United States Renal Data System - USRDS 2020 Annual Report (https://adr.usrds.org/2020/about-the-new-adr), National Kidney Foundation (https://www.kidney.org/atoz/content/dialysisinfo#how-long-can-you-live-dialysis), company estimates Incremental Private Insurance Cost X 5 Years 17

Latin America ~64 Million (~10% of population) China ~100 Million (~11% of population) Korea ~7 Million (~13% of population) Japan ~16 Million (~13% of population) Australia / New Zealand ~4 Million (~12-13% of population) Middle East ~45 Million (~10% of population) Source: Seeking Alpha; International Society of Nephrology Global Kidney Health Atlas; Saudi Center for Organ Transplantation; Imai et al, Prevalence of chronic kidney disease in the Japanese general population. Clin Exp Nephrol. 2009; Oh, KH., Park, S.K., Park, H.C. et al. KNOW-CKD (Korean cohort study for Outcome in patients With Chronic Kidney Disease): design and methods. BMC Nephrol 15, 80 (2014); White et al, Comparison of the prevalence and mortality risk of CKD in Australia using the CKD Epidemiology Collaboration (CKD-EPI) and Modification of Diet in Renal Disease (MDRD) Study GFR estimating equations: the AusDiab (Australian Diabetes, Obesity and Lifestyle) Study. Am J Kidney Dis. 2010 Apr; USRDS 2020 Annual Data Report REACT®’s Core Market Opportunity in the US and EU Represent 39 Million and 36 Million Individuals, Respectively REACT® REST OF WORLD OPPORTUNITY PRESENTS ATTRACTIVE POTENTIAL UPSIDE 18

Targeting a high acuity, large global unmet medical need Novel platform with broad potential in kidney disease Strong scientific underpinnings Compelling, controlled proof of concept Phase 2 data RMAT Designation received from FDA Comprehensive manufacturing plan to achieve supply goals Seasoned management team with deep experience and expertise in regenerative medicine, drug development, and manufacturing Experienced board, including a chairman with broad financial and scientific expertise and a successful track record in biopharma development and investing Social Capital Suvretta Holdings Corp. III Investment Thesis Attractive Investment Opportunity with Significant Potential World Class Leadership Team 19

Deepak Jain, COO Gail Ward, Head of Quality James Coulston, SVP Finance Dr. Joe Stavas, SVP Clinical Development Darin Weber, SVP Regulatory Development Ashley Johns, VP Clinical Operations PROKIDNEY AND SOCIAL CAPITAL SUVRETTA HOLDINGS CORP III LEADERSHIP TEAMS Pablo Legorreta, Chairman of the Board Over 200 Combined Years of Making Medicines Tim Bertram, CEO Chamath Palihapitiya, CEO Kishen Mehta, Portfolio Manager Dr. David Friedman, Analyst 20

REACT – A New Generation of CKD Cell Therapy 21

How REACT Works 22

ProKidney’s REACT® Autologous Cell Therapy The expanded, target cell therapy is frozen for storage and injection Cells are expanded and then selected for the 3 KEY CELL TYPES Renal cortex cells are harvested using a routine kidney biopsy 1 2 3 Cell therapy is injected into the patient’s kidneys 4 23

Remodeling and Renovation of Renal Nephrons REACT® COMPOSITION OF PROGENITOR CELLS CREATED FOR RESTORATION OF KIDNEY FUNCTION 26 3 Types of Cells in Adult Kidney Types of Progenitors in REACT® REACT®: Autologous Homologous Triple Cell admixture Active Biological Ingredient: Cap Mesenchyme, Podocytes, and Ureteric Bud SIX2/OSR1/FGF8/RACK-1 (Cap Mesenchyme) LHX1/RET (Ureteric Bud) Nephrin/Podocin (Podocyte) Intra-tubular and Glomerular (REACT® – Blue) Interstitial (REACT® – Blue) 24

4 Animal Models with established CKD: ZSF1 Diabetic Rat 5/6th Nephrecomtized Rat Ischemia/Gentimycin Rat 70% Nephrectomized Canine Improved nephron function and structure Glomerular Filtration Tubular Transport Ability to Concentrate Urine Reduced glomerulotubular fibrosis Restoration of normal blood pressure Renin-angiotensin-aldosterone system Plasma-Volume maintenance Return of mineral balance (Vit D) Bone metabolism maintained Restoration of erythroid homeostasis (EPO) Anemia normalized Impact on Multiple Kidney functions with Survival Advantage STRUCTURAL AND FUNCTIONAL EFFECTS OF REACT 25

Clinical Development Program & Regulatory Progress 26

Potential Therapeutic Targets for Treatment of CKD REACT® DESIGNED TO ADDRESS MULTIPLE INDICATIONS WITH UNMET MEDICAL NEEDS Lead Platform Programs (Clinical Development) Optimize Preclinical IND Phase 1 Phase 2 Phase 3 Registration (BLA/MAA) Expected Milestones REACT®/DKD Diabetic CKD 3/4 (20-50 ml/min/1.73m2) 1H ’22 – Initiate trial (FPFV) 2H ’22 – Additional interim data 2022 – Initial evaluation data1 Diabetic CKD 4/5 (15-20 ml/min/1.73m2) 2023 – CSR REACT®/CAKUT Congenital Anomalies of Kidney and Urinary Tract (CAKUT) 2022 – Complete enrollment; Additional interim data Additional Platform Programs (Research) Optimize Preclinical IND Phase 1 Phase 2 Phase 3 Registration (BLA/MAA) REACT®/Gen Genetic Kidney Disease (PCKD) - Prevent REACT®/Universal Allogeneic - Prevent 006 – Phase 3 Registrational Study 007 – Phase 2 Contralateral Dosing 003 – Low Baseline GFR 004 – Pediatric Study Timing 006 – Initiate 1H22 007 – Initial data 2022 002 – Longer follow-up data 2022 003 – Longer follow-up data 2022 004 – Longer follow up and additional new patients 2022 002 – Phase 2 Unilateral Dosing 1.Trial enrolling a double dose bilateral arm and a single dose unilateral arm. Initial dose data from both arms 27

Clinical Data Multi-Center Randomized Phase II Trial 28

Key Entry Criteria Type 2 Diabetic Mellitus (DKD) Male or Female 30-80 years of age eGFR ≥20 and ≤50 mL/min/1.73m2 Not on renal dialysis, HbA1c <10% Pre-Screen eGFR UACR Screen & Biopsy Deferred (N = 42) End of Study (EOS) R 1 x 1 Stable Max Tolerated Meds ACEI/ARB, SGLT2, etc. 12 months Observation on SoC 2nd REACT® Injection 1st REACT® Injection 2nd REACT® Injection 1st REACT® Injection Randomization Time between 1st and 2nd REACT® = 3-6 months Follow-up visits conducted at 3-month intervals after 3 months post 2nd REACT® injection until End of Study SoC largely included SGLT2s Active (N = 39) N = 81 Clinical Trial Design Overview MULTI-CENTER RANDOMIZED (1X1) PHASE II TRIAL IN DIABETICS WITH CKD STAGES 3A, 3B, & 4 29

PHASE II TRIAL IN DIABETICS WITH CKD STAGES 3A, 3B, & 4

Robust Efficacy and Safety Profile

Treatment Effects of REACT® on Diabetic Kidney Disease (DKD) in Trials to Date

~50% Improved renal function based on eGFR (sCre)

> 80% Responders PROJECTED to never progress to ESRD/RRT

> 55% NORMALIZATION of Anemia

VS

In Contrast, Standard of Care Patients: >**2/3 projected to progress to ESRD and dialysis***

Robust Safety Profile in REACT®:

Safety

- Repeated injections of REACT® into kidneys have shown to be well tolerated in trials to date
- No product related SAEs and minimal with procedure
- Incidence of renal bleeds lower than standard renal biopsy

*Based on Subjects Randomized to the Active and SOC Arms

Note: ESRD refers to End Stage Renal Disease. SAEs refer to Serious Adverse Events



30

ProKidney

PRELIMINARY RESULTS FROM A MULTI-CENTER RANDOMIZED (1 X 1) PHASE II TRIAL IN DIABETICS WITH CKD STAGES 3A, 3B & 4

Comparing Effect of REACT® vs. Standard of Care: eGFR for Active Cohort (N = 39) from 1st Injection to 12-Months Follow-up after 2nd Injection vs eGFR for SOC (Deferred Cohort, N= 31) Before Crossed Over to REACT



Active Patients (N = 39) Effect After 1st Injection vs Deferred Patients on SOC (N = 31)
Average Change in eGFR and P - Values
Screening
1st Inj
1st Inj + 3m Follow-up
2nd Inj
2nd Inj + 3m Follow-up
2nd Inj + 6m Follow-up
2nd Inj + 9m Follow-up
2nd Inj + 12m Follow-up
Screening
Biopsy
Obs 3m
Obs 6m
Obs 9m
Obs 12m
33.9
31.6
32.8
32.5
38.5
28.2
+4.1
-3.9
P - Value: 0.013
P - Value: 0.038
P - Value: 0.043
Active Cohort
Deferred Cohort
N = 39 39 32 29 22 17 14 11
N = 31 31 30 29 29 29
eGFR (ml/min/1.73m²)
Months
-6.0
-3.0
0.0
3.0
6.0
9.0
12.0
15.0
18.0
21.0
20
25
30
35
40

REACT®
Annual slope of eGFR
+4.1
ml/min/1.73m²/yr

SOC
Annual average change in eGFR
-3.9
ml/min/1.73m²/yr

Note: P-values calculated using Two Sided Welch Two Sample T Test

31

REACT® Renal function improved    + 4.1 ml/min/1.73m2 /yr An absolute improvement of + 5.7 ml/min/1.73m2 After a full course of REACT treatment eGFR decline is reversed Effect of REACT® on eGFR and UACR of Active Cohort (N=39) Of the 39 patients randomized to Active cohort, 17 patients have early data: 7 patients (5 eGFR responders and 2 eGFR progressors) have received only 1st injection, and 10 patient (4 eGFR responders and 6 eGFR progressors) recently received their 2nd injection, but have not yet reached 6 months of follow-up These patients may have not yet received full benefit of 2nd injection PRELIMINARY RESULTS FROM A MULTI-CENTER RANDOMIZED (1 X 1) PHASE II TRIAL IN DIABETICS WITH CKD STAGES 3A, 3B & 4 32

REACT® Stabilization of CKD Comorbidities: Anemia   and Phosphatemia Effect of REACT® on Serum Hemoglobin and Phosphorus of Active Cohort (N=39) PRELIMINARY RESULTS FROM A MULTI-CENTER RANDOMIZED (1 X 1) PHASE II TRIAL IN DIABETICS WITH CKD STAGES 3A, 3B & 4 33

REACT® Slowed decline from -5.1 ml/min/1.73m2/yr  to  -2.4 ml/min/1.73m2/yr REACT® demonstrated impact on very high-risk CKD populations for ESRD PRELIMINARY RESULTS FROM A PHASE II TRIAL IN HIGH-RISK PATIENTS RECEIVING 2 INJECTIONS OF REACT IN THE SAME KIDNEY. LOW EGFR (15 – 20 ML/MIN/1.73M2) AND SEVERE UACR (HIGH A3) Effect of REACT® on eGFR of All Patients (N=10) 34

No product related SAEs Rate and type of adverse events in-line with expectations typical of a type 2 diabetic population <1.5% Procedurally related hematomas of the kidney capsule Standard biopsy <2% 1 2 3 >150 3 & 4 7 7 REACT® Injections CKD Stage Patients Clinical Trials Years in Human Clinical Trials REACT Safety Summary > 150 REACT INJECTIONS IN CKD STAGES 3 AND 4 PATIENTS IN 7 CLINICAL TRIALS OVER A 7 YEAR TIME PERIOD 35

ProKidney

REACT® PHASE 3 DEVELOPMENT PLAN

Based on Detailed FDA/EMA Interactions; Recent RMAT Designation Will Broaden FDA Access

Diabetic Kidney Disease

REGEN-006

Phase 3 – 1:1 RCT trial with bi-lateral kidney dosing study of REACT® including a sham control arm and composite primary endpoint

- Patient Population: Type 2 Diabetes Mellitus, 30-80yrs of age; moderate to severe CKD with eGFR 20 - 50 mL/min/1.73m^2 (a subset of Stages 3a, 3b and 4 patients)
- ~1,000 – 1,500 subjects planned enrollment

REGEN-008

REGEN-008 (Global-Launch anticipated 2024) – safety and durability of REACT® in Type 2 Diabetes Mellitus CKD subjects

- Subjects treated with REACT® followed for 5 additional years
- Monitor progress on quarterly basis
- ~500 – 750 subjects, no control arm



36

CLINICAL DEVELOPMENT TIMELINE

REGEN-006 Interim Analysis Anticipated in mid-2024, Conditional Approval Expected 2025


REGEN 006 / 008 Registrational Program
REGEN-006 Patient Recruiting
REGEN-008 – Long Term Follow-up***
REGEN-006 2-Year Follow-up
CSR / Reg Review Conditional
CSR / Reg Review Full**
Interim Analysis*
REACT Launch
* Time to Event analysis
** Performed After Interim Analysis
*** REGEN-008 Long Term Follow-up will continue to 2030
2021
2022
2023
2024
2025
2026
2027
Additional Milestones
RMCL-002 Phase II (81 Pts)
All deferred patients dosed
Additional interim data (2H 2022); All active patients complete 2-year follow-up
All deferred patients complete 2-year follow-up
CSR
Last Patient Out of OLE
CSR for OLE
REGEN-003 Phase II (10 Pts)
2-year follow up
CSR
REGEN-007 Phase II (>20 Pts)
Initial evaluation data[1]
CSR
REGEN-004 Phase I/II (15 Pts)
Complete enrollment; Additional interim data

1. Trial enrolling a double dose bilateral arm and a single dose unilateral arm. Initial dose data from both arms

37

Phase 3 Primary Composite Endpoint Time to the earliest of: ≥ 40% Reduction in eGFR <15mL/min eGFR or Chronic Dialysis Increase in UACR 30% and >30 mg/g Renal or Cardiovascular mortality Necessary sample size is 1,000 vs. > 5,000 w/SGLT2s because of strong hazard ratio Hazard Ratio REACT ® = 0.4 (p=0.01) SGLT2 > 0.65 Steps represent an event “+” indicates that a subject has been censored Censored: subject has not had an event as of last follow up & removed from the ‘at risk’ category Number at Risk: number of subjects able to have an event at each time point. Sizeable benefit of cell therapy - Hazard Ratio = 0.4 AD-HOC ANALYSIS OF PHASE 2 002 TRIAL USING PHASE 3 ENDPOINT 38

Manufacturing Process 39

High Level Manufacturing and Regulatory Expertise To Date, Manufacturing Process Produced REACT® for 100% Patients (At least 5 doses for most patients) Compares favorably to most cell therapies average of ~85% Facilities and Processes Reviewed by EMA: Phase 3 / Commercial Ready Projected COGS at Scale Support a Robust Business Model Note: EMA refers to European Medicines Agency. COGS refers to Cost of Goods Sold Manufacturing Strategy and Implications THE BEGINNING OF THE END OF RENAL FAILURE 40

PROKIDNEY

REACT MANUFACTURING

Process Overview

- ✓ Biopsy using standard diagnostic procedure
- ✓ Biopsy processed at ProKidney's manufacturing facility - commercial-ready facility
  - HCTP/ MPA inspected
  - QP approved
  - Meets GMP requirement for phase 2/3 manufacturing
- ✓ Over 200 cell therapies produced
- ✓ Product injected in patient's kidney











Biopsy Processing (<1 day)	Cell Expansion (3 weeks)	Final Selection (<1 day)	Dose Preparation (1 day)	Cell Delivery (Total ~10 weeks)

41

REACT® launch facility - built after Phase 3 patients enrolled and dosing Scale out to up to 20,000 patients per year – Estimated Cost of ~$300M Bioprocess improvements Process automation Supply chain management Commercial manufacturing facilities – built post-launch, funded from commercial cash flows Two additional facilities for 40,000 – 45,000 patients per year (combined) Full automation Optimized cost of goods Large scale supply chain efficiencies Evolution of Expected In-House Manufacturing Capacity (Patients / Year) Current Capacity 700 – 800 Launch Facility 20,000 1 Post-launch Facilities 40,000 – 45,000 Total 60,000 – 65,000 1. Expected completion in 2026, or potentially earlier with additional funds Phased Build-out of Manufacturing Capacity REACT® COMMERCIAL MANUFACTURING STRATEGY 42

Use of Proceeds 43

CURRENT FUNDING REQUIREMENTS

~$450 Million Required to Fund Through REGEN-006 Interim Analysis in Mid-2024

Up to ~$775 Million to Allow for Additional Clinical Development and Launch Preparation Activities

Spend ($ mm)	Uses	Estimated Allocation of Proceeds
R&D	• Clinical program costs through YE2024	**$220**
S&M	• Commercial launch costs - ramp-up in 2024	**50**
Other OpEx	• G&A and other OpEx through YE2024	**75**
CapEx	• Commercial scale manufacturing facility (~$300mm total cost); currently expected to start construction in 2024 and complete in 2026	**105**
Minimum Capital Required to Fund Through REGEN-006 Interim Analysis in Mid-2024		**$450**
R&D	• Incremental R&D, label and trial expansion	**85**
S&M	• Educational programs, payor discussions, centers of excellence	**100**
Other OpEx	• Incremental OpEx, support CapEx activities	**15**
CapEx	• Accelerate manufacturing build-out; ability to start construction in 2023 with expected completion in 2025 to support launch	**125**
Upsized Capital Requirement to Expand R&D and Support Launch Preparation		**$775**

44

Summary 45

The Problem The Goal The Goal REACT® utilizes proprietary autologous cell therapy harvested from the patient’s own kidney REACT ® contains three specific cell types to help promote regrowth of all functional kidney segments Phase 3 clinical program received FDA and EMA guidance for immediate start Conditional approval potential based on interim data analysis possible in 2024 Target commercial launch in 2025 75 million CKD/ESRD patients in US and EU >12 million people develop CKD each year in the US and EU Treat millions of diabetic CKD patients worldwide Meaningfully reduce the number of people on dialysis or requiring transplantation each year Slow, Stabilize, or REVERSE the decline of kidney function to delay or prevent dialysis / renal transplantation The Product The Plan ProKidney Summary 46

Overview1 Pre-money equity value of $1.75 billion Pro forma equity value of ~$2.64 billion PIPE Financing $575 million common equity PIPE at $10.00 per share Affiliates of DNAC’s sponsor to commit $125 million Existing ProKidney investors to commit up to $50 million3 Ownership2 Existing shareholders to roll 100% of existing equity and receive ~66% of the pro forma equity in the combined company ~12% of the pro forma equity will be held by DNAC’s sponsor and public shareholders ~22% of the pro forma equity will be held by PIPE investors Earn-out 17.5 million shares issuable to ProKidney’s existing shareholders in ~5.8 million share increments at $15.00, $20.00, and $25.00 per share Use of Proceeds To fund Phase 3 trial of REACT, manufacturing and commercial buildout, and other general corporate purposes Transaction Overview The business combination and resulting company will be structured as a “Up-C” involving (i) DNAC as the surviving public corporation that is the managing member of, and owns equity interests in, a subsidiary partnership, (ii) a right of the historic ProKidney owners who hold equity interests in such partnership to have their partnership interests redeemed or exchanged for DNAC stock (or the cash equivalent thereof) and (iii) a customary tax receivable agreement pursuant to which DNAC agrees to pay to historic ProKidney owners a specified percentage of no less than 85% of the tax savings act actually recognized by DNAC following closing from any pre-closing tax attributes of ProKidney or available to DNAC by reason of the Up-C structure Pro forma basis. At $10.00 per share, includes 0.64mm shares purchased for “at-risk” capital by DNAC’s sponsor and assumes a $575mm common equity PIPE (inclusive of commitments by affiliates of DNAC’s sponsor and ProKidney’s existing investors), no redemptions, and excludes impact of earn-out issuable to ProKidney’s existing investors of 17.5 million shares issued ratably at $15.00, $20.00, $25.00, unvested stock based compensation and reserved and unvested shares pursuant to the new, to-be-established equity incentive plan and employee stock purchase plan Up to $100 million of loans may be funded by ProKidney's existing investors to support operational financing needs prior to closing, up to $50 million of which will at closing convert into PIPE shares and the remaining $50 million of which will at closing at the option of the lender be repaid in cash or converted into PIPE shares at a price of $10.00 per share 47

Detailed Transaction Overview Assumes no redemptions by DNAC public shareholders Pro forma basis. At $10.00 per share, assumes a $575mm common equity PIPE, no redemptions, and excludes impact of unvested stock-based compensation and reserved and unvested shares pursuant to the new, to-be-established equity incentive plan and employee stock purchase plan Includes 0.64mm shares purchased for “at-risk” capital by DNAC’s sponsor Pro forma ownership excludes impact of earn-out issuable to ProKidney’s existing investors of 17.5 million shares issued ratably at $15.00, $20.00, $25.00 Includes $775mm net proceeds and cash of $34mm, reflecting $4mm existing cash as of 9/30/21 adjusted for $30mm raise by existing investors in October 2021 Affiliates of DNAC’s sponsor to commit to fund $125mm of PIPE proceeds. ProKidney’s existing investors to commit to fund up to $50mm of PIPE proceeds 48

Appendix 49

Additional Mechanism of Action Detail 50

Expected Clinical Outcome Biological Activity Anti-fibrosis Anti-inflammation Integration Chemotaxis-induction Repair +++ +++ +++ + Regeneration + + ++ +++ Restoration +++ +++ +++ +++ GO resource: Annotation and Ontology 150 x 106 REACT® @1.5mL 50 x 106 REACT® @ 0.5mLs 25 X106REACT® @ 0.25mLs Cells rapidly distribute throughout kidney and integrate into nephrons and interstitium Engraftment, Impact on Fibrosis/Inflammation, and Endogenous Regeneration MULTIPLE MECHANISMS OF REPAIR, REGENERATION AND RESTORATION 51

Improved filtration Protein balance (UPC) improves with renal cell treatment Renal cell treatment promotes body weight gain Significant decrease in deleterious histological changes Increase in eGFR and Stabilization of UPC LONG-TERM CKD CANINE STUDY SUPPORTED DURABILITY OF REDUCTION IN UPC (9 MONTHS) Untreated SRC Tx T-1 T-2 T-6 T-7 T-3 T-4 T-5 T-8 REACT Vehicle (n=4) REACT (n=4) REACT Maintains a Durable & Significant Reduction in UPC 52

Additional Clinical Data 53

ProKidney

REACT HAS BEEN STUDIED IN MULTIPLE TRIALS ACROSS CENTERS SUPPORTING A ROBUST CLINICAL DATA SET

REACT Ongoing Clinical Trials

	CKD Underlying Condition	Study Design	Dosing Regimen	Study Population	FVFP	Enrollment	Status	Expected Milestones
RMCL-002 **Phase 2** **US & Cayman Islands**	Type 2 Diabetes	Prospective, randomized, double arm deferred treatment, open label, repeat dose, multi-center	Two doses 3 x 10^6 cells/gKW^{est} 6 months (+4 weeks) apart into same kidney	30 -80 years old with eGFR 20-50 mL/min/1.73m^2	March 2017	81 participants[1]	Fully enrolled and ongoing	**2022**: All deferred patients dosed; Additional interim data **2023**: All active patients complete 2-year follow-up
REGEN-003 **Phase 2** **US**	Type 2 Diabetes	Prospective, open-label, single arm, multi-center	Two doses 3 x 10^6 cells/gKW^{est} 6 months (+4 weeks) apart into same kidney	30 - 65 years with eGFR 14-20 mL/min/1.73m^2	March 2018	10 participants	Fully enrolled and ongoing	**2023:** CSR
REGEN-007 **Phase 2** **US**	Type 1 or 2 Diabetes	Prospective, randomized, double arm, open label, repeat dose, multi-center	Two doses of REACT 3 x 10^6 cells/gKWest by 3 months (+30 days) apart in contralateral kidneys	30 - 80 years old with eGFR 20-50 mL/min/1.73m^2	July 2021	>20 participants	Enrolling	**2022:** Initial evaluation data[2]
REGEN-004 **Phase 1/2** **US**	CAKUT	Prospective, open-label, single arm, multi-center	Two doses 3 x 10^6 cells/gKW^{est} 6 months (+4 weeks) apart into same kidney	18-65 years old with eGFR 14-50 mL/min/1.73m^2	October 2019	15 participants	Enrolling	**2022:** Complete enrollment; Additional interim data

1. Total of 83 participants were enrolled, due to replacements of withdrawn participants
2. Trial enrolling a double dose bilateral arm and a single dose unilateral arm. Initial dose data from both arms

54

REACT DEVELOPMENT PIPELINE 006 Study Design Schematic Key Entry Criteria Type 2 Diabetic Mellitus (DKD) Male or Female 30-80 years of age eGFR ≥20 and ≤50 mL/min/1.73m2 Not on renal dialysis, HbA1c <10% Screening Visit Cohort 2 (2 REACT Injections) End of Study R Randomization Time between 1st and 2nd REACT® injections = 3-6 months Follow-up visits conducted at 3-month intervals after 3 months post 2nd REACT® injection until End of Study Cohort 1 (Sham Procedures/Standard-of-Care) Day –60 / Day –7 1:1 Day –7 / Day –1 Day of Biopsy Day of Injection 3 Months Day of Injection 24 Months Month 24 Day –7 / Day –1 Day of Biopsy Day of Injection 3 Months Day of Injection 24 Months Month 24 Pre-Sham Biopsy Visit Biopsy 1st Sham Injection Follow-up Injection 2nd Sham Injection Follow-up Period EOS Pre-Biopsy Visit Biopsy 1st REACT Injection Follow-up Injection 2nd REACT Injection Follow-up Period EOS 55

Baseline eGFR: In 002, baseline eGFR decline was defined as the annual eGFR slope observed in deferred patients who were maintained on SOC for 12 months before crossed over to receive REACT®. This cohort had an eGFR decline slope of ‒4.0 ml/min/1.73m2/yr A REACT® eGFR-Responder: Patient with a post REACT® injection slope equal to ‒2.0 ml/min/1.73m2/yr or better, which represents ~50%1 or greater improvement in the annual eGFR slope For deferred patients, a second test was also used to measure the relative improvement in renal function to determine if patient is eGFR-Responder Because deferred patients were followed on best SOC for 12 months post biopsy and before potentially crossing over to receive REACT®, we also defined eGFR Responders as patients that showed a 2.0 ml/min/1.73m2/yr or greater improvement when comparing their pre- vs. post-REACT® injection eGFR slope A REACT® eGFR-Hyper-Responder: Patient with an annual eGFR slope > 0 An eGFR-Progressor: Patient with a post REACT® injection slope less (worse) than ‒2.0 ml/min/1.73m2/yr PHASE II TRIAL – DEFINITIONAL CRITERIA FOR EXPLORATORY CLASSIFICATION eGFR-Responder vs. eGFR-Progressor Rationale 1.SGLT2 best outcome was to slow the decline of renal function by ~ 29%; Today's standard-of-care therapies do not exceed this level of renal improvement 56

Randomization Scheme Balanced High Risk Patient Population for eGFR and UACR Active (n=39*) Mean ± SD SOC (n=42)  Mean ± SD Age 66.3 ± 10.1 64.5 ± 8.9 Gender 28.2% Female 71.8% Male 35.7% Female 64.3% Male eGFR All Patients 33.9 ± 8.59 31.5 ± 8.46 3A 43 ± 9 (n=3) 50 ± 2.65 (n=3) 3B 38.1 ± 6.55 (n=20) 36.8 ± 5.14 (n=16) 4 26.9 ± 5.46 (n=16) 25.3 ± 2.84 (n=23) UACR 24 hr. (Geometric Mean) N=31 N=38 All Patients  261 x/÷ 9.49 270 x/÷ 10.3 Mild 10.1 1.75 (n=7) 8.4 1.89 (n=8) Moderate 94.8 2.09 (n=12) 90.6 1.96 (n=9) Severe 2079 2.80 (n=12) 1667 2.54 (n=21) *42 subjects were randomized to the Active arm and 41 were randomized to the Deferred arm: 2 subjects randomized to the Active arm were never treated, 1 subject due to eGFR too high and 1 subject due to consent withdrawal prior to injection; 1 subject was moved from the Active to the Deferred arm at the suggestion of the DSMB due to prolonged delay of first injection secondary to DVT treatment. MULTI-CENTER RANDOMIZED PHASE II TRIAL IN DIABETES WITH CKD STAGES 3A, 3B & 4 Demographics of Enrolled Patients 57

ProKidney

PRELIMINARY RESULTS FROM A MULTI-CENTER RANDOMIZED (1 X 1) PHASE II TRIAL IN DIABETICS WITH CKD STAGES 3A, 3B & 4

Comparing Effect of Full REACT® Course (Both Injections) vs. Standard of Care: eGFR for Active Cohort (N = 39) from 2nd Injection to 12-Months Follow-up vs eGFR for SOC (Deferred Cohort, N= 31) Before Crossed Over to REACT®



Active Patients (N = 39) Effect After Full Course of REACT (2 Injections) vs Deferred Patients on SOC (N = 31)
Average Change in eGFR and P - Values
Screening
2nd Inj
2nd Inj + 3m Follow-up
2nd Inj + 6m Follow-up
2nd Inj + 9m Follow-up
2nd Inj + 12m Follow-up
Screening
Biopsy
Obs 3m
Obs 6m
Obs 9m
Obs 12m
eGFR (ml/min/1.73m²)
33.9
31.6
34.3
32.5
38.5
28.2
+5.0
-3.9
P - Value: 0.032
P - Value: 0.018
P - Value: 0.019
Active Cohort
Deferred Cohort
N = 39 29 22 17 14 11
N = 31 31 30 29 29 29
Months

REACT®
Annual slope of eGFR
+5.0
ml/min/1.73m²/yr

SOC
Annual average change in eGFR
-3.9
ml/min/1.73m²/yr

Note: P-values calculated using Two Sided Welch Two Sample T Test

58

REACT® Renal function improved  by + 6.5 ml/min/1.73m2 eGFR slope now  + 4.3 ml/min/1.73m2/yr REACT® eGFR slope  -2.5 ml/min/1.73m2/yr With stabilization of kidney function 6 months after 2nd injection Level of UACR appears to correlate with eGFR improvement Note: P-values calculated using Two Sided Welch Two Sample T Test PRELIMINARY RESULTS FROM A MULTI-CENTER RANDOMIZED (1 X 1) PHASE II TRIAL IN DIABETICS WITH CKD STAGES 3A, 3B & 4 Effect of REACT® on All Injected Patients (N = 59): eGFR-Responders (N = 32) vs eGFR-Progressors (N = 27) 59

ProKidney

PRELIMINARY RESULTS FROM A MULTI-CENTER RANDOMIZED (1 X 1) PHASE II TRIAL IN DIABETICS WITH CKD STAGES 3A, 3B & 4

Comparing Effect of REACT, Aligned At Screening and At Time of 1st Injection: eGFR for Active Cohort (N = 39) vs eGFR for Crossed Over Deferred Cohort (N = 20)



Active (N = 39) vs Deferred Patients that Have Crossed Over to Receive REACT (N = 20)
Average Change in eGFR
Screening Biopsy 1st Inj 1st Inj + 3m Follow-up 2nd Inj 2nd Inj + 3m Follow-up 2nd Inj + 6m Follow-up 2nd Inj + 9m Follow-up 2nd Inj + 12m Follow-up
Screening Biopsy Obs 3m Obs 6m Obs 9m Obs 12m 1st Inj 1st Inj + 3m Follow-up 2nd Inj 2nd Inj + 3m Follow-up 2nd Inj + 6m Follow-up
-3.3
+4.1
-4.5
-2.3
35.0
33.9
32.8
28.7
38.5
27.8
ALIGNED AT TIME OF SCREENING
Active - Pre Inj.
Active - Post Inj.
Deferred - Pre Inj.
Deferred - Post Inj.
N = 39 39 39 32 29 22 17 14 11
N = 20 20 19 18 18 19 20 18 15 12 9
eGFR (ml/min/1.73m²)
Months

REACT®

Larger eGFR effect size with earlier injection of REACT®

slope ***improved***
+ 4.1 ml/min/1.73m²/yr



Active (N = 39) vs Deferred Patients that Have Crossed Over to Receive REACT (N = 20)
Average Change in eGFR
Screening Biopsy Obs 3m Obs 6m Obs 9m Obs 12m 1st Inj 1st Inj + 3m Follow-up 2nd Inj 2nd Inj + 3m Follow-up 2nd Inj + 6m Follow-up
Screening Biopsy 1st Inj 1st Inj + 3 Follow-up 2nd Inj 2nd Inj + 3m Follow-up 2nd Inj + 6m Follow-up 2nd Inj + 9m Follow-up 2nd Inj + 12m Follow-up
-3.3
+4.1
-4.5
-2.3
35.0
33.9
32.8
28.7
38.5
27.8
ALIGNED AT TIME OF 1ST INJECTION
Active - Pre Inj.
Active - Post Inj.
Deferred - Pre Inj.
Deferred - Post Inj.
N = 39 39 39 32 29 22 17 14 11
N = 20 20 19 18 18 19 20 18 15 12 9
eGFR (ml/min/1.73m²)
Months

Delayed **REACT**® injection still provides eGFR benefit by ***attenuating decline*** of eGFR slope

Deferred patients' initial baseline eGFR of 35 **declines** to 28.7 at time of injection. These patients lost kidney crucial reserve over 1 year.

Level of eGFR function at time of injection appears predictive of benefit

60

ProKidney

PRELIMINARY RESULTS FROM A MULTI-CENTER RANDOMIZED (1 X 1) PHASE II TRIAL IN DIABETICS WITH CKD STAGES 3A, 3B & 4

Effect of REACT® on eGFR and UACR of Active Cohort (N = 39): eGFR-Responders (N = 19) vs eGFR-Progressors (N = 20)



Patients Randomized to Active Cohort – eGFR Responders (N = 19) vs eGFR Progressors (N = 20)
Average Change in eGFR from Screening and After 1st Injection to 12 Months Post 2nd Injection
Screening
1st Inj
1st Inj + 3 Follow-up
2nd Inj
2nd Inj + 3m Follow-up
2nd Inj + 6m Follow-up
2nd Inj + 9m Follow-up
2nd Inj + 12m Follow-up
eGFR (ml/min/1.73m²)
Months
683
855
820
637
33.9
33.9
33.8
31.8
42.4
31.5
+6.5
-0.3
P - Value: 0.047
P - Value: 0.005
94
149
105
194
172
145
267
178
N = 19 19 16 15 14 11 10 9
N = 20 20 18 17 15 10 8 5
eGFR Responders
eGFR Progressors
Responders UACR
Progressors UACR

REACT®

Renal function ***improved*** by

+ 8.6 ml/min/1.73m²

eGFR slope now

+ 6.5 ml/min/1.73m²/yr

REACT®

eGFR slope
-0.3 ml/min/1.73m²/yr

With stabilization of kidney function. Potential increase 6 months after 2nd injection

Level of UACR appears to correlate with eGFR improvement

Note: P-values calculated using Two Sided Welch Two Sample T Test

61

ProKidney

PRELIMINARY RESULTS FROM A MULTI-CENTER RANDOMIZED (1 X 1) PHASE II TRIAL IN DIABETICS WITH CKD STAGES 3A, 3B & 4

Comparing Effect of Full REACT® Course (Both Injections) 12-Months Follow-up after 2nd Injection: eGFR-Responders (N=8) vs eGFR-Progressors (N= 4)


Active Patients that have Received Both Injections and have 12-Months of Follow-Up – eGFR Responders (N = 8)
Average Change in eGFR and UACR
Screening
Biopsy X
1st Inj
1st Inj + 3m Follow-up
2nd Inj
2nd Inj + 3m Follow-up
2nd Inj + 6m Follow-up
2nd Inj + 9m Follow-up
2nd Inj + 12m Follow-up
-0.6
+4.6
37.3
37.0
42.4
Biopsy day -66
94
111
108
118
140
109
208
159
N = 8 8 8 5 8 7 7 6 7
eGFR Responders - Pre Inj
eGFR Responders - Post Inj
UACR Random
UACR 24hr
eGFR (ml/min/1.73m²)
Months

REACT®

Renal function *improved* by

+5.4 ml/min/1.73m²

eGFR slope now

+ 4.6 ml/min/1.73m² /yr


Active Patients that have Received Both Injections and have 12-Months of Follow-Up – eGFR Progressors (N = 4)
Average Change in eGFR and UACR
Screening
Biopsy X
1st Inj
1st Inj + 3m Follow-up
2nd Inj
2nd Inj + 3m Follow-up
2nd Inj + 6m Follow-up
2nd Inj + 9m Follow-up
2nd Inj + 12m Follow-up
-16.3
-4.0
40.8
35.5
31.5
Biopsy day -66
497
670
468
412
N = 4 4 4 3 4 4 3 4 4
eGFR Progressors - Pre Inj
eGFR Progressors - Post Inj
UACR Random
UACR 24hr
eGFR (ml/min/1.73m²)
Months

Progressors

REACT® slowed Renal function slope decline by

12.3 ml/min/1.73m²/yr

Level of UACR appears to correlate with eGFR improvement

62

REACT® eGFR-Responders improved eGFR by 2.4 ml/min/1.73m2 over 18 months eGFR slope stabilized SOC Patients with eGFR of around 25 ml/min/1.73m2 do not sustain renal function over 12-month observation period and now on dialysis Progessors had an irregular response after REACT® injection losing on average 9.1 ml/min/1.73m2 over 30 months of follow-up PRELIMINARY RESULTS FROM A MULTI-CENTER RANDOMIZED (1 X 1) PHASE II TRIAL IN DIABETICS WITH CKD STAGES 3A, 3B & 4 Effect of REACT® on Deferred Cohort: eGFR-Responders (N = 13) vs eGFR-Progressors (N = 7) vs ESRD/Dialysis Patients (N = 5) 63

REACT® Renal function improved  to + 4.4 ml/min/1.73m2/yr After only a single injection  eGFR-Responders Renal function improvement eGFR-Progressors REACT® slowed decline by 8.3 ml/min/1.73m2/yr PRELIMINARY RESULTS FROM A MULTI-CENTER RANDOMIZED (1 X 1) PHASE II TRIAL IN DIABETICS WITH CKD STAGES 3A, 3B & 4 Effect of REACT® on eGFR and UACR of Active Cohort Patients that Received 1 Injection: All Patients (N = 7) and eGFR-Responders (N = 3) vs eGFR-Progressors (N = 4) 64

ProKidney

MOST RECENTLY APPROVED CKD DRUG CLASS INCREMENTALLY SLOWS EGFR LOSS

While This is a Step forward, Patients Still Lose Kidney Function

Canagliflozin


The NEW ENGLAND JOURNAL of MEDICINE

Canagliflozin and Renal Outcomes in Type 2 Diabetes and Nephropathy



B Change from Baseline in Estimated GFR
Baseline (ml/min/1.73 m²)
Canagliflozin 56.4
Placebo 56.0
Least-Squares Mean Change (ml/min/1.73 m²)
-7.7
-9.9
Canagliflozin
Placebo
+2.2 ml/min/1.73 m²
Months since Randomization
No. of Patients
Placebo 2178 1985 1882 1720 1536 1006 583 210
Canagliflozin 2179 2005 1919 1782 1648 1116 652 241

Dapagliflozin


ORIGINAL ARTICLE

Dapagliflozin in Patients with Chronic Kidney Disease

Hiddo J.L. Heerspink, Ph.D., Bergur V. Stefánsson, M.D., Ricardo Correa-Rotter, M.D., Glenn M. Chertow, M.D., Tom Greene, Ph.D., Fan-Fan Hou, M.D., Johannes F.E. Mann, M.D., John J.V. McMurray, M.D., Magnus Lindberg, M.Sc., Peter Rossing, M.D., C. David Sjöström, M.D., Roberto D. Toto, M.D., Anna-Maria Langkilde, M.D., and David C. Wheeler, M.D., for the DAPA-CKD Trial Committees and Investigators*



Baseline (ml/min/1.73 m²)
Dapagliflozin 43.2
Placebo 43.0
Placebo
Dapagliflozin
Least-Squares Mean Change in Estimated GFR (ml/min/1.73m²)
-6.6
-7.7
-1.1 ml/min/1.73 m²
Months since Randomization
No. of Participants
Placebo 2152 2029 1981 1866 1795 1753 1672 1443 935 447 157
Dapagliflozin 2152 2031 2001 1896 1832 1785 1705 1482 978 496 157

Empagliflozin


The NEW ENGLAND JOURNAL of MEDICINE

Empagliflozin and Progression of Kidney Disease in Type 2 Diabetes



A Change in eGFR over 192 Wk
Adjusted Mean eGFR (ml/min/1.73 m²)
Empagliflozin, 10 mg
Empagliflozin, 25 mg
Placebo
Week
No. at Risk

0.5 – 1.0 ml/min/1.73 m²/yr improvement in eGFR Slope over 3-months predictive of clinical benefit.[1]

Source: The New England Journal of Medicine

1. Inker et al, METAANALYSIS JASN, 2019. GFR Slope as a Surrogate End Point for Kidney Disease Progression in Clinical Trials: A Meta-Analysis of Treatment Effects on Randomized Controlled Trials

65

Additional Manufacturing Detail 66

Enhancing Manufacturing Capabilities MANUFACTURING STRATAGIES Biopsy Processing Cell Expansion Cell Selection Dose Preparation 1 2 5 10 40 Available Commercially Automations Project Available Commercially 67

Risk Factors 68

Certain factors may have a material adverse effect on the business, financial condition and results of operations of Social Capital Suvretta Holdings Corp. III (“SCS”) and ProKidney, LP (“ProKidney”). The risks and uncertainties described below are not the only ones SCS and ProKidney face. Additional risks and uncertainties that SCS and ProKidney are unaware of, or that they currently believe are not material, may also become important factors that adversely affect SCS’s and ProKidney’s businesses. If any of the following risks actually materialize, SCS’s, ProKidney’s or the combined company’s businesses, financial conditions, results of operations and future prospects could be materially and adversely affected. In that event, the trading price of the combined company’s equity securities following the business combination could decline, and you could lose part or all of your investment. The list below is qualified in its entirety by disclosures contained in documents previously filed or furnished by SCS with the SEC and future documents filed or furnished by SCS and ProKidney with the SEC. You should review this Presentation and perform your own due diligence prior to making an investment in SCS and ProKidney. Risks Related to ProKidney’s Financial Position and Need for Additional Capital ProKidney has incurred significant net losses since inception and expects to continue to incur significant net losses for the foreseeable future. Even if the business combination is successful, ProKidney will require substantial additional capital to finance its operations. If ProKidney is unable to raise such capital when needed, or on acceptable terms, ProKidney may be forced to delay, reduce and/or eliminate one or more of its research and drug development programs, future commercialization efforts or other operations. Risks Related to Research and Development of ProKidney’s Product Candidates ProKidney has a limited operating history and has not generated any revenue to date, and may never become profitable. ProKidney’s business is highly dependent on the success of its lead product candidate, REACT, as well as any other future product candidates that ProKidney may advance into clinical development. ProKidney’s REACT and other product candidates in the future will require significant additional preclinical and clinical development and funding before ProKidney may be able to seek regulatory approval and launch a product commercially. REACT is based on a novel technology, which makes it difficult to predict the time and cost of product development and of subsequently obtaining regulatory approval. Clinical development involves a lengthy, complex and expensive process, with an uncertain outcome, and the results of preclinical studies and early stage clinical trials of ProKidney’s REACT and any of its future product candidates in the future may not be predictive of the results of later stage clinical trials. Further, ProKidney may encounter substantial delays in completing the development of REACT and any of its future product candidates. The regulatory approval processes of the U.S. Food and Drug Administration (the “FDA”), European Medicines Agency and comparable foreign authorities are lengthy, time consuming and inherently unpredictable. If ProKidney is not able to obtain required regulatory approval for REACT, its lead product candidate, or any of its future product candidates, ProKidney’s business will be harmed. ProKidney’s preclinical studies and clinical trials may fail to demonstrate substantial evidence of the safety and efficacy of REACT or any of its future product candidates, or serious adverse or unacceptable side effects may be identified during the development of REACT or any of its future product candidates, which could prevent, delay or limit the scope of regulatory approval of REACT or any of its future product candidates, limit their commercialization, increase ProKidney’s costs or necessitate the abandonment or limitation of the development of REACT or some of its future product candidates. Negative public opinion and increased regulatory scrutiny of cell therapy using REACT may adversely impact the development or commercial success of ProKidney’s current and future product candidates. If ProKidney encounters difficulties enrolling patients in its clinical trials, ProKidney’s clinical development activities could be delayed or otherwise adversely affected. The design or execution of ProKidney’s ongoing and future clinical trials may not support marketing approval. Breakthrough Therapy Designation, Fast Track Designation and RMAT Designation by the FDA, none of which has been obtained, even if granted for any of ProKidney’s current or future product candidates, may not lead to a faster development or regulatory review process, and such designations do not increase the likelihood that any of ProKidney’s product candidates will receive marketing approval in the United States. ProKidney may expend its limited resources to pursue a particular product candidate or indication and fail to capitalize on product candidates or indications that may be more profitable or for which there is a greater likelihood of success. ProKidney plans to conduct and may in the future conduct additional clinical trials for REACT outside the United States, and the FDA and similar foreign regulatory authorities may not accept data from such trials conducted in locations outside of their jurisdiction. ProKidney may not be successful in its efforts to identify or discover additional product candidates in the future. Due to ProKidney’s limited resources and access to capital, ProKidney must make decisions on the allocation of resources to certain programs and product candidates; these decisions may prove to be wrong and may adversely affect its business. If ProKidney does not achieve its projected development goals in the time frames it announces and expects, the commercialization of its products may be delayed or never achieved. ProKidney must attract and retain highly skilled employees in order to succeed. If ProKidney is not able to retain its current senior management team and its scientific advisors or continue to attract and retain qualified scientific, technical and business personnel, its business will suffer. ProKidney’s business and operations may be adversely affected by the evolving and ongoing COVID-19 global pandemic. Risks Related to the Manufacturing of ProKidney’s Product Candidates Cell therapies are complex and difficult to manufacture, and ProKidney could experience manufacturing problems that result in delays in the development or commercialization of REACT, its lead product candidate, or otherwise harm its business. REACT, ProKidney’s lead product candidate, is biologics and the manufacture of REACT is complex; ProKidney may encounter difficulties in production. If ProKidney encounters such difficulties, its ability to provide supply of its product candidates for clinical trials or any approved products could be delayed or stopped. The initiation of pivotal Phase 3 clinical trials for REACT, ProKidney’s cell therapy product candidate, requires the validation and establishment of manufacturing controls that may delay ProKidney’s product development timelines. ProKidney’s autologous cell therapy products are patient specific and ProKidney needs to ensure that the correct product is administered to the correct patient. Delays in obtaining regulatory approval of the manufacturing process and facility to produce REACT or disruptions in the manufacturing process may delay or disrupt its commercialization efforts. Until recently, no current good manufacturing practices, or cGMP, cell therapy manufacturing facility in the United States had received approval from the FDA for the manufacture of an approved cell therapy product. ProKidney does not have experience as a company managing a complex supply chain or satisfying manufacturing-related regulatory requirements. Managing an autologous ex vivo cell therapy supply chain is highly complex. ProKidney must identify, engage, and coordinate with treatment centers where patients’ cellular source material must be collected, prepared, stored and transported to the manufacturing facility and the cryopreserved cell therapy product must be returned to the treatment center for administration to the patient using controlled temperature shipping containers. ProKidney depends on third-party suppliers for materials that are necessary for the conduct of preclinical studies and manufacture of REACT, its lead product candidate, for clinical trials, and the loss of these third-party suppliers or their inability to supply ProKidney with sufficient quantities of adequate materials, or to do so at acceptable quality levels and on a timely basis, could harm ProKidney’s business. Any microbial contamination in the manufacturing process for ProKidney’s cell-based product, shortages of raw materials or failure of any of ProKidney’s key suppliers to deliver necessary components could result in delays in its clinical development or marketing schedules. REACT requires cryopreservation with specific storage, handling and administration at the clinical sites. Changes in methods of product candidate manufacturing or formulation may result in additional costs or delay. ProKidney’s current operations are concentrated in one location. ProKidney or the third parties upon whom it depends may be adversely affected by earthquakes, wildfires or other natural disasters, and its business continuity and disaster recovery plans may not adequately protect ProKidney from a serious disaster. Risks Related to the Commercialization of ProKidney’s Product Candidate Even if a product candidate ProKidney develops receives marketing approval, it may fail to achieve the degree of market acceptance by physicians, patients, third-party payors and others in the medical community necessary for commercial success. ProKidney currently has no marketing and sales organization and has no experience as a company in commercializing products, and ProKidney may have to invest significant resources to develop these capabilities. If ProKidney is unable to establish marketing and sales capabilities or enter into agreements with third parties to market and sell any products for which it obtains regulatory approval, it may not be able to generate product revenue. The affected populations for REACT or any of ProKidney’s future product candidates may be smaller than it or third parties currently project, which may affect the addressable markets for its current or future product candidates. Obtaining and maintaining regulatory approval of REACT or any of ProKidney’s future product candidates in one jurisdiction does not mean that it will be successful in obtaining regulatory approval of its current or future product candidates in other jurisdictions. Off-label use or misuse of ProKidney’s products may harm its reputation in the marketplace, result in injuries that lead to costly product liability suits, and/or subject ProKidney to penalties if it fails to comply with regulatory requirements or experiences unanticipated problems with any product. ProKidney’s REACT and other product candidates for which ProKidney intends to seek approval may face competition sooner than anticipated, and ProKidney’s operating results will suffer if it fails to compete effectively. Competitor companies or hospitals may be able to take advantage of Eurpoean Union rules permitting sales of unlicensed medicines for individual patients to sell competing products without a marketing authorization. Coverage and reimbursement may be limited or unavailable in certain market segments for REACT or any of ProKidney’s future product candidates, if approved, which could make it difficult for ProKidney to sell any product candidates profitably. If product liability lawsuits are brought against ProKidney, ProKidney may incur substantial financial or other liabilities and may be required to limit commercialization of REACT or any of its future product candidates. If ProKidney or any contract manufacturers and suppliers it engages fails to comply with environmental, health, and safety laws and regulations, ProKidney could become subject to fines or penalties or incur costs that could substantially harm its business. Risks Related to ProKidney’s Reliance on Third Parties ProKidney relies on third parties to conduct, supervise and monitor a certain portion of its research and preclinical testing and clinical trials for its product candidates, and if those third parties do not successfully carry out their contractual duties, comply with regulatory requirements or otherwise perform satisfactorily, ProKidney may not be able to obtain regulatory approval or commercialize product candidates, or such approval or commercialization may be delayed, and ProKidney’s business may be substantially harmed. ProKidney relies on third parties for materials, including tissue samples, required for its research and development activities, and if ProKidney is unable to reach agreements with these third parties its research and development activities would be delayed. ProKidney has no manufacturing capacity and has relied and expects to continue to rely completely on third parties to produce its product candidates. The development and commercialization of any of REACT or any of its future product candidates could be stopped, delayed or made less profitable if those third parties fail to provide ProKidney with sufficient quantities of such product supplies or fail to do so at acceptable quality levels, including in accordance with applicable regulatory requirements or contractual obligations, and ProKidney’s operations could be harmed as a result. ProKidney may in the future seek to enter into collaborations with third parties for the development and commercialization of REACT or any of its future product candidates and its future collaborations will be important to its business. If ProKidney is unable to enter into collaborations, or if these collaborations are not successful, its business could be adversely affected. Risk Factors 69

Risks Related to Legal and Regulatory Compliance Matters ProKidney’s relationships with customers, health care providers, physicians, prescribers, purchasers, third-party payors, charitable organizations and patients will be subject to applicable anti-kickback, fraud and abuse and other health care laws and regulations, which could expose it to criminal sanctions, civil penalties, contractual damages, reputational harm and diminished profits and future earnings. Even if ProKidney receives regulatory approval of any product candidates, it will be subject to ongoing regulatory oversight and continued regulatory review, which may result in significant additional expense and ProKidney may be subject to penalties if it fails to comply with regulatory requirements or experiences unanticipated problems with REACT or any of its future product candidates. Changes in health care policies, laws, and regulations, including legislative measures aimed at reducing health care costs, may impact ProKidney’s ability to obtain approval for, or commercialize REACT or any of its future product candidates, if approved. Inadequate funding for the FDA, the SEC and other government agencies could hinder their ability to hire and retain key leadership and other personnel, prevent new products and services from being developed or commercialized in a timely manner or otherwise prevent those agencies from performing normal business functions on which the operation of its business may rely, which could negatively impact its business. EU drug marketing and reimbursement regulations may materially affect ProKidney’s ability to market and receive coverage for its products in the European member states. ProKidney may incur substantial costs in its efforts to comply with evolving global data protection laws and regulations, and any failure or perceived failure by ProKidney to comply with such laws and regulations may harm its business and operations. Legal, political and economic uncertainty, relating to our international operations could negatively impact or restrict ProKidney’s operations. ProKidney is subject to certain U.S. and foreign anti-corruption, anti-money laundering, export control, sanctions, and other trade laws and regulations. ProKidney can face serious consequences for violations. Risks Related to ProKidney’s Intellectual Property ProKidney’s success depends in part on its ability to protect its intellectual property. It is difficult and costly to protect ProKidney’s proprietary rights and technology, and ProKidney may not be able to ensure their protection. ProKidney may enter into license or other collaboration agreements in the future that may impose certain obligations on it. If ProKidney fails to comply with its obligations under such future agreements with third parties, it could lose license rights that may be important to its future business. If ProKidney is unable to protect the confidentiality of its trade secrets, the value of its technology could be negatively impacted, and its business and competitive position would be harmed. Third-party claims of intellectual property infringement may be costly and time consuming to defend, and could prevent or delay ProKidney’s product discovery, development and commercialization efforts. Third parties may assert that ProKidney is employing their proprietary technology without authorization. Third parties may assert that ProKidney’s employees or consultants have wrongfully used or disclosed confidential information or misappropriated trade secrets. ProKidney may not identify relevant third party patents or may incorrectly interpret the relevance, scope or expiration of a third party patent which might adversely affect its ability to develop and market its products. ProKidney may not be successful in obtaining or maintaining necessary intellectual property rights to develop any future product candidates on acceptable terms. ProKidney may be involved in lawsuits to protect or enforce its patents or the patents of its licensors, or challenging the patent rights of others, which could be expensive, time-consuming and unsuccessful. Obtaining and maintaining ProKidney’s patent protection depends on compliance with various procedural, document submission, fee payment and other requirements imposed by governmental patent agencies, and its patent protection could be reduced or eliminated for non-compliance with these requirements. Certain patents covering REACT could be found invalid or unenforceable if challenged in court or the USPTO. Changes in patent law in the U.S. and in other jurisdictions could diminish the value of patents in general, thereby impairing ProKidney’s ability to protect its products. ProKidney has limited foreign intellectual property rights and may not be able to protect and enforce its intellectual property rights throughout the world. Patent terms may be inadequate to protect ProKidney’s competitive position on REACT for an adequate amount of time, and if ProKidney does not obtain protection under the Hatch-Waxman Amendments and similar non-United States legislation for extending the term of patents covering each of its product candidates, its business may be materially harmed. Any trademarks ProKidney has obtained or may obtain may be infringed or otherwise violated, or successfully challenged, resulting in harm to its business. Risks Related to Managing ProKidney’s, SCS’s and the Combined Company’s Businesses and Operations   ProKidney expects to expand its clinical development and regulatory capabilities and potentially implement sales, marketing and distribution capabilities, and as a result, ProKidney may encounter difficulties in managing its growth, which could adversely affect its operations. If ProKidney loses key management personnel, or if it fails to recruit additional highly skilled personnel, ProKidney’s ability to develop current product candidates or identify and develop new product candidates will be impaired, which could result in loss of markets or market share and could make ProKidney less competitive. ProKidney’s employees, independent contractors, consultants, collaborators, principal investigators, CROs, suppliers and vendors may engage in misconduct or other improper activities, including non-compliance with regulatory standards and requirements. ProKidney’s internal computer systems, or those of its collaborators or other contractors or consultants, may fail or suffer security breaches, which could result in a material disruption of its product development programs. Failure to comply with healthcare data protection laws and regulations could lead to government enforcement actions (which could include civil or criminal penalties), private litigation, and/or adverse publicity and could negatively affect its operating results and business. Risks Related to the Ownership of the Combined Company’s Equity Securities and the Business Combination  ProKidney and SCS will incur significant transaction and transition costs in connection with the business combination. Events, changes or other circumstances, many of which are beyond the control of ProKidney and SCS, could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the business combination. The consummation of the business combination is expected to be subject to a number of conditions, many of which will be beyond the control of ProKidney and SCS, including the approval of the shareholders of SCS and a minimum cash condition. The benefits of the business combination may not be realized to the extent currently anticipated by ProKidney and SCS, or at all, and the costs related to the business combination could be significantly higher than currently anticipated. A public market for ProKidney’s equity securities may not develop. There is no guarantee that an SCS stockholder’s decision as to whether to redeem its SCS Class A shares for a pro rata portion of the Trust Account will put the stockholder in a better or worse economic position. The combined company will incur increased expenses as a result of being a public company, and the combined company’s current resources may not be sufficient to fulfill its public company obligations. The market price of the combined company’s equity securities may be volatile, and your investment could suffer or decline in value. The combined company is expected to be an “emerging growth company” and avail itself of the reduced disclosure requirements applicable to emerging growth companies, which could make the combined company’s equity securities less attractive to investors. The combined company could be the subject of securities class action litigation due to future stock price volatility or otherwise, which could divert management’s attention and materially and adversely affect the combined company’s business, financial position, results of operations and cash flows. The combined company does not currently anticipate paying dividends on its equity securities, and, consequently, purchasers of its equity securities may never receive a return on their investment. Future sales of equity securities by existing shareholders or by ProKidney, or future dilutive issuances of equity securities by the combined company, could adversely affect prevailing market prices for the combined company’s equity securities. The combined company’s quarterly results of operations may fluctuate. As a result, the combined company may fail to meet or exceed the expectations of investors or securities analysts, which could cause the combined company’s share price to decline. If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about the combined company or its business, the combined company’s trading price and volume could decline. Changes in U.S. tax law could adversely affect the combined company’s financial condition and results of operations. The combined company’s ability to use its net operating loss carryforwards and certain tax credit carryforwards may be subject to limitation. The combined company’s effective tax rate may fluctuate, and it may incur obligations in tax jurisdictions in excess of accrued amounts. The risks described above are not the only ones faced by ProKidney, SCS and the combined company. You should also carefully review the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the filings that SCS has made and that SCS and ProKidney will make with the U.S. Securities and Exchange Commission. General Risk Factors ProKidney will incur significant increased costs as a result of operating as a public company, and its management will be required to devote substantial time to new compliance initiatives. If the combined company fails to maintain an effective system of internal control over financial reporting, it may not be able to accurately report its financial results or prevent fraud. As a result, stockholders could lose confidence in the combined company’s financial and other public reporting, which would harm its business and the trading price of its common stock. The combined company’s disclosure controls and procedures may not prevent or detect all errors or acts of fraud. Unfavorable global economic conditions could adversely affect ProKidney’s, SCS’s or the combined company’s business, financial condition or results of operations. Risk Factors (cont’d) 70